Exhibit 10.12

THIS SECURITY WAS ISSUED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON AS DEFINED IN REGULATION S PROMULGATED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THIS PROMISSORY NOTE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

PROMISSORY NOTE

$200,000.00	November 1, 2005

In consideration of the receipt of the sum of two hundred thousand DOLLARS ($200,000 USD), the undersigned promises to pay, on demand and to the order of CHAUDION HOLDINGS LTD. at its principal office located at GR Xenopoulou #17, Box 54425, Limasol, Cyprus 3724, or at such other place as the holder of this Note may from time to time designate, the principal sum of two hundred thousand DOLLARS ($200,000 USD) in lawful money of the United States of America, together with interest thereon as herein provided, on demand; provided, however, that demand may not be made until after November 1, 2006.

The principal amount or such portion thereof as shall remain outstanding from time to time shall accrue simple interest, calculated monthly in arrears, at a rate of ten percent (10%) per annum commencing on the date of this promissory note and payable at maturity.

If principal is not paid when due, the undersigned promises to pay all costs of collection, including without limitation, legal fees, and all expenses in connection with the protection or realization of the collateral securing this promissory note, if any, or the enforcement of any guaranty hereof incurred by the holder(s) hereof on account of such collection, whether or not suit is filed hereon or thereon; such costs and expenses shall include, without limitation, all costs, expenses and legal fees incurred by the holder(s) hereof in connection with any insolvency, bankruptcy, arrangement or other similar proceedings involving the undersigned, or involving any endorser or guarantor hereof, which in any way affects the exercise by the holder(s) hereof of the rights and remedies of such holder(s) under this promissory note.

The undersigned, when not in default hereunder, will have the privilege of prepaying in whole or in part the principal sum without notice or bonus.

Presentment, protest, notice of protest and notice of dishonour are hereby waived.

ARGENTEX MINING CORP.

By:	/s/ Kenneth Hicks
Kenneth Hicks, its President